EXHIBIT 32.1

CERTIFICATION	PURSUANT	TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Columbia Bancorp (the “Company”) on Form 10-Q for the quarter ended June 30, 2008, I, Roger L. Christensen, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the period certified.

/s/ Roger L. Christensen
Roger L. Christensen
President and Chief Executive Officer
(Principal Executive Officer)
August 11, 2008
EXHIBIT 32.2

CERTIFICATION	PURSUANT	TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Columbia Bancorp (the “Company”) on Form 10-Q for the quarter ended June 30, 2008, I, Greg B. Spear, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the period certified.

/s/ Greg B. Spear
Greg B. Spear
Vice Chair and Chief Financial Officer
(Principal Financial Officer)
August 11, 2008

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